EXHIBIT 10.1

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT (this “Agreement”), dated as of December 19, 2014, to that certain Credit Agreement, dated as of May 25, 2011 (as amended prior to the date hereof, the “Credit Agreement”), among Applied Materials, Inc. (the “Borrower”), the lenders that are parties thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

Under the terms of the Business Combination Agreement dated as of September 24, 2013 between the Borrower and Tokyo Electron Limited (as amended February 14, 2014, and as further amended, supplemented or otherwise modified from time to time, the “BCA”), the Borrower has agreed to a transaction under which it will become a wholly-owned Subsidiary of Eteris N.V., a naamloze vennootschap organized under the laws of the Netherlands.

Borrower has requested that the Lenders waive certain defaults which may occur as a result of the transactions contemplated by the BCA and agree to certain other modifications to the Credit Agreement.

Therefore the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective on and as of the date on which the transactions contemplated by the BCA are effected and the Borrower becomes a wholly-owned Subsidiary of Eteris N.V., the Credit Agreement shall be amended as follows:

(a) The Table of Contents of the Credit Agreement is hereby amended by adding as a new Exhibit thereof the following:

Exhibit H – Form of Subordination Provisions

(b) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:

“BCA” means the Business Combination Agreement dated as of September 24, 2013 between the Borrower and Tokyo Electron Limited, as amended February 14, 2014, and as further amended, supplemented or otherwise modified from time to time.

“BCA Effective Date” means the date on which the transactions contemplated by the BCA are effected and the Borrower becomes a wholly-owned Subsidiary of Parent.

“Parent” means Eteris B.V., a besloten vennootschap organized under the laws of the Netherlands, which will be converted to Eteris N.V., a naamloze vennootschap organized under the laws of the Netherlands, at or prior to the BCA Effective Date.

“Shorter Maturity Subordinated Debt” has the meaning specified in the definition of Subordinated Debt.

“Subordinated Debt” means unsecured, subordinated Debt of the Borrower which shall be evidenced by one or more separate debt instruments owing to Parent or any Subsidiary of the Parent; provided that (i) the principal of and interest on such Debt are subordinated to the obligations of the Borrower under this Agreement (collectively, the “Loan Obligations”) on terms no less favorable to the Lenders and other holders of Loan Obligations than those set forth in Exhibit H, (ii) no Subsidiaries of the Borrower are obligors in respect of such Debt and (iii) such Debt (other than Subordinated Debt having a tenor no longer than three years in an aggregate principal amount not to exceed $2,000,000,000 (the “Shorter Maturity Subordinated Debt”)) shall not, by its terms, mature prior to the one-year anniversary of the Termination Date or, prior to such one-year anniversary, require any amortization payments or other payments of principal.

(c) The definition of “Funded Debt” in Section 1.01 is hereby amended by adding a new clause (d) at the end thereof (and deleting the “and” immediately preceding existing clause (c) thereof) to read in full as follows:

and (d) in the case of the Borrower, Subordinated Debt.

(d) The definition of “Termination Date” in Section 1.01 is hereby amended and restated in its entirety to read in full as follows:

“Termination Date” means the earlier of (a) the date that is the one-year anniversary of the BCA Effective Date and (b) the date of termination in whole of the Commitments pursuant to Section 2.07 or 6.01.

(e) Clauses (i), (ii), (iii) and (iv) of Section 5.01(g) of the Credit Agreement are hereby amended to read in full as follows:

(i) as soon as available and in any event within 45 days after the end of each quarterly fiscal period (except the last) of each fiscal year, copies of:

(A) a consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such quarterly fiscal period, setting forth in comparative form the consolidated figures as of the close of the fiscal year then most recently ended; and

(B) consolidated statements of operations of the Borrower and its Subsidiaries for such quarterly fiscal period, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year;

it being agreed that (1) delivery of such balance sheet and statement of operations shall be deemed to be a representation by the Borrower that such financial statements fairly present, in conformity with GAAP, the consolidated financial position and consolidated results of operations of the Borrower and its Subsidiaries as of the close of such quarterly fiscal period (subject to year-end adjustments) and (2) the Borrower may satisfy the requirements of this Section 5.01(g)(i) by filing its Quarterly Report on Form 10-Q with the SEC, provided that such Form 10-Q satisfies the foregoing requirements of this paragraph (i)

(ii) as soon as available and in any event within 90 days after the close of each fiscal year of the Borrower, copies of a consolidated balance sheet and a consolidated statement of operations of the Borrower and its Subsidiaries as of the close of such fiscal year, setting forth in comparative form the consolidated figures for the two preceding fiscal years, all in reasonable detail and (A) to the extent the Borrower is otherwise required to provide an independent public accountant audit report in connection with any filing with the SEC, accompanied by a report thereon of a firm of independent public accountants of recognized national standing selected by the Borrower to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as of the end of the fiscal year being reported on and their consolidated results of operations for said year in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and (B) to the extent that the Borrower is not filing an Annual Report on Form 10-K or otherwise required to provide the report referred to in clause (A) above, a certificate of an authorized financial officer of the Borrower certifying that such financial statements fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of the close of such fiscal year and their consolidated results of operations for the fiscal year then ended; it being agreed that the Borrower may satisfy the requirements of this Section 5.01(g)(ii) by filing its Annual Report on Form 10-K with the SEC provided that such Form 10-K (including the exhibits filed therewith) satisfies the requirements of this clause (ii);

(iii) promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of Parent, the Borrower or any Subsidiary, in all cases, material to the financial condition or operations of the Borrower or of the Borrower and its Subsidiaries taken as a whole, and any management letter received from such accountants for Parent, the Borrower or such Subsidiary that is material to the financial condition or operations of the Borrower or of the Borrower and its Subsidiaries taken as a whole;

(iv) promptly upon their becoming available, (A) one copy of each financial statement, report, notice or proxy statement sent by Parent or the Borrower to stockholders generally and of each regular or periodic report, and any registration statement or prospectus (other than those on Form S-8) filed by Parent, the Borrower or any Subsidiary with the SEC or any successor agency; provided that the filing of such document with the SEC shall satisfy such requirement, and (B) one copy of any orders in any proceedings to which Parent, the Borrower or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over Parent, the Borrower or any of its Subsidiaries, which orders are material to the financial condition or operations of the Borrower or the Borrower and its Subsidiaries taken as a whole;

(f) The Exhibits to the Credit Agreement are hereby amended by adding Annex A hereto as Exhibit H therein.

(g) A new clause (g) shall be added to Section 5.02 of the Credit Agreement to read in full as follows:

(g) Prepayments of Subordinated Debt. Amortize, repay, voluntarily prepay, repurchase, redeem or otherwise defease, or make any sinking fund payment (other than by way of offset) in respect of any Subordinated Debt; provided that, so long as no Event of Default has occurred and is continuing, the Borrower may prepay or repay (i) any Shorter Maturity Subordinated Debt and (ii) other Subordinated Debt in an aggregate amount not to exceed $1,000,000,000.

SECTION 3. Waiver. Each of the undersigned Lenders hereby waives any Default or Event of Default under Section 6.01(j) of the Credit Agreement to the extent arising from the transactions contemplated by the BCA.

SECTION 4. Representations and Warranties True; No Default. The Borrower hereby represents and warrants, in each case on and as of the date hereof and both before and after giving effect to this Amendment, that (i) each of the representations and warranties in the Credit Agreement is true on and as of the date hereof in all material respects as if made on the date hereof (except (A) to the extent expressly limited therein to a specific date, in which case on and as of such date and (B) any representations and warranties that is qualified as to “materiality” or “Material Adverse Effect” or similar language shall be true in all respects (after giving effect to any qualification therein)) and (ii) no Default has occurred and is continuing.

SECTION 5. Effectiveness. This Agreement shall become effective on and as of December 19, 2014 (the “Amendment Effective Date”), subject only to receipt by the Administrative Agent, from each of the Borrower and Lenders comprising the Required Lenders, of a counterpart of this Agreement signed on behalf of such parties.

SECTION 6. Reference to and Effect Upon the Credit Agreement.

(a) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and as of the Amendment Effective Date, this Agreement shall for all purposes constitute a Loan Document.

(b) On and as of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(c) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 7. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

APPLIED MATERIALS, INC.

By:	/s/ Robert M. Friess
	Name:	Robert M. Friess
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 2 and Waiver Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Caitlin Stewart
	Name:	Caitlin Stewart
	Title:	Vice President

Signature Page to Amendment No. 2 and Waiver Agreement

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ John T. Smathers
	Name:	John T. Smathers
	Title:	First Vice President

Signature Page to Amendment No. 2 and Waiver Agreement

The Bank of Tokyo Mitsubishi-UFJ, Ltd.

By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

Signature Page to Amendment No. 2 and Waiver Agreement

BNP PARIBAS, as Lender

By:	/s/ Greg Paul
	Name:	Greg Paul
	Title:	Managing Director

By:	/s/ Todd Rodgers
	Name:	Todd Rodgers
	Title:	Director

Signature Page to Amendment No. 2 and Waiver Agreement

Citibank N.A., as Lender

By:	/s/ Matthew Sutton
	Name:	Matthew Sutton
	Title:	Vice President

Signature Page to Amendment No. 2 and Waiver Agreement

Goldman Sachs Bank USA, as Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 and Waiver Agreement

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Geoff Smith
	Name:	Geoff Smith
	Title:	Senior Vice President

Signature Page to Amendment No. 2 and Waiver Agreement

MIZUHO BANK (USA), as Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Senior Vice President

Signature Page to Amendment No. 2 and Waiver Agreement

Morgan Stanley Bank N.A., as Lender

By:	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 and Waiver Agreement

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ John Lascody
	Name:	John Lascody
	Title:	Vice President

Signature Page to Amendment No. 2 and Waiver Agreement

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Matt Scullin
	Name:	Matt Scullin
	Title:	Vice President

Signature Page to Amendment No. 2 and Waiver Agreement

Wells Fargo Bank, N.A., as Lender

By:	/s/ Michael Butler
	Name:	Michael Butler
	Title:	Vice President

Signature Page to Amendment No. 2 and Waiver Agreement

Annex A

[EXHIBIT H TO CREDIT AGREEMENT]

Form of Subordination Provisions1

Section 1. Subordination (a) General. Each holder of Subordinated Debt (each, a “Holder”) agrees that any payment of principal of or interest in respect of the Subordinated Debt (“Subordinated Debt Payment”) is subordinated in right of payment, to the extent and in the manner provided in this Section 1, to the prior payment in full in cash of all Senior Debt, whether outstanding on the date of this Agreement or incurred thereafter, and that the subordination is for the benefit of and enforceable by the holders of such Senior Debt.

(b) Liquidation, Dissolution, Bankruptcy. Upon any distribution to creditors of Borrower in a liquidation or dissolution of Borrower or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Borrower or its property, an assignment for the benefit of creditors or any marshaling of Borrower’s assets and liabilities, the holders of Senior Debt shall be entitled to receive payment in full in cash of Senior Debt before the Holders will be entitled to receive any Subordinated Debt Payments, and until all Senior Debt is paid in full in cash, any distribution to which the Holders would be entitled but for these subordination provisions shall be made to the holders of Senior Debt.

(c) Default On Designated Senior Debt. Borrower shall not make any Subordinated Debt Payments if (i) a default in the payment of the principal of, premium, if any, or interest on, any Designated Senior Debt occurs and is continuing beyond any applicable period of grace in the indenture, agreement or other document governing the Designated Senior Debt (a “payment default”) or (ii) any other default occurs and is continuing with respect to the Designated Senior Debt that permits holders thereunder as to which such default relates to accelerate its maturity without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods (a “nonpayment default”). The restriction on payments of Subordinated Debt Payments shall cease to apply (a) in the case of a payment default, upon the date on which such default is cured or waived or shall have ceased to exist or such Designated Senior Debt shall have been discharged or paid in full in cash and (b) in case of a nonpayment default, the date on which such nonpayment default is cured or waived or shall have ceased to exist.

(d) When Subordinated Debt Payment Must Be Paid Over. If a Subordinated Debt Payment is made to Holders that because of this Section 1 should not have been made to them, the Holders who receive the Subordinated Debt Payment shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

[1]	Reference is made to the Credit Agreement, dated as of May 25, 2011 (as amended from time to time, the “Credit Agreement”), among Applied Materials, Inc., the lenders that are parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

A-1

(e) Reliance by Holders of Senior Debt on Subordination Provisions. Each Holder acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the date hereof, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of such Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. The holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Holders, without incurring any liability or responsibility to the Holders, and without impairing the rights of holders of Senior Debt under these subordination provisions, do any of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding or secured; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any person liable in any manner for the payment of Senior Debt; or (iv) exercise or refrain from exercising any rights against Borrower and any other person.

“Debt Securities” means all obligations of the Borrower in respect of the debt securities issued pursuant to that certain Indenture, dated as of August 24, 1994 between the Borrower and Harris Trust Company of California, as trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Designated Senior Debt” means all obligations of the Borrower under the Credit Agreement (including without limitation all payments of interest of and principal on the loans) dated as of May 25, 2011 among the Borrower, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent, as the same may be amended, modified or refinanced from time to time.

“Senior Debt” means any Debt incurred by the Borrower in the form of one or more series of debentures, notes, loans or other similar evidences of indebtedness which is intended to be senior in right of payment in respect of the Subordinated Debt and which is expressly designated in writing as “Senior Debt”, including without limitation the Designated Senior Debt, the Unsubordinated Debt and the Debt Securities.

“Unsubordinated Debt” means all obligations of the Borrower in respect of the unsubordinated debt securities issued pursuant to that certain Indenture, dated as of June 8, 2011 between the Borrower and U.S. Bank National Association, as trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

A-2